UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

 FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   January 19, 2011

Snap Interactive, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52176	20-3191847
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

363 7th Avenue, 13th Floor, New York, NY 10001
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(516) 942-2030
 (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2011, Snap Interactive, Inc. (hereinafter referred to as the “Company”, “we,” “us” or “our”) entered into an engagement agreement (the “Engagement Agreement”) with Rodman & Renshaw, LLC to act as our exclusive placement agent (the “Placement Agent”) in connection with an offering of the Company’s securities (the “Offering”).  On January 19, 2011 (the “Closing Date”), pursuant to a securities purchase agreement (the “Securities Purchase Agreement ”), the Company completed the closing of the Offering for total subscription proceeds of $8,500,000 through the issuance of (i) 4,250,000 shares of our common stock at a price of $2.00 per share (the “Purchased Shares”) and (ii) five-year warrants (the “Warrants”) exercisable into 2,125,000 shares of common stock (the “Warrants Shares”) equal to 50% of the Purchased Shares at an exercise price of $2.50 per share to certain accredited investors (the “Investors”).   The number of shares of common stock to be received upon the exercise of the Warrants and the exercise price of the Warrants are subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the common stock that occur after the Closing Date.

There exists no material relationship between the Company or its affiliates and any of the Investors, other than in respect of the material definitive agreement.

In connection with the Offering, we granted the Investors registration rights in pursuant to a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”), in which we agreed to register (1) 100% of the Purchased Shares; (2) all Warrant Shares then issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein) and (3) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Securities”) on a registration statement or registration statements (the “Registration Statements”) to be initially filed with the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days after the Closing Date (the “Filing Date”) and use our best efforts to have it declared effective within 120 calendar days after the Closing Date or within such other applicable Effectiveness Date as provided in the Registration Rights Agreement.

Subject to the terms of the Registration Rights Agreement, upon the occurrence of any event that shall incur liquidated damages, including, but not limited to, that the initial Registration Statement is not filed on or prior to the Filing Date, or we fail to file a pre-effective amendment and otherwise respond in writing to SEC comments on the Registration Statement within twenty (20) calendar days upon receipt of such comments, or the Registration Statement including the Registrable Securities is not declared effective by the applicable Effectiveness Date, we shall pay to each Investor an amount in cash, on monthly anniversary of each such Event Date as defined in the Registration Rights Agreement (the “Event Date”), equal to the product of (1) the product of (A) 1.5% multiplied by (B) the quotient of (I) the number of such Investor’s Registrable Securities that are not then covered by a Registration Statement that is then effective and available for use by such Investor divided by (II) the total number of such Investor’s Registrable Securities multiplied by (2) the aggregate purchase price paid by such Investor pursuant to the Securities Purchase Agreement; provided, however, that, in the event that none of such Investor’s Registrable Securities are then covered by a Registration Statement that is effective and available for use by such Investor, the quotient of (I) divided by (II) in clause (1)(B) herein shall be deemed to equal 1. Under the Registration Rights Agreement, the maximum aggregate liquidated damages payable to an Investor shall be 9% of the aggregate subscription amount paid by such Investor pursuant to the Securities Purchase Agreement.

Pursuant to the terms of the Engagement Agreement, for the Placement Agent’s service we paid a cash placement fee equal to 6% of the aggregate purchase price paid by Investors that were placed in the Offering, and we agreed to pay a cash fee equal to 6% of the aggregate cash exercise price to be received by the Company upon the exercise of the Warrants, payable only in the event of the receipt by the Company of any proceeds of such cash exercise.

Copies of the Securities Purchase Agreement, Form of Warrant, Registration Rights Agreement and the Engagement Agreement are incorporated herein as Exhibits 10.1, 10.2, 10.3, 10.4.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of the Purchased Shares and the Warrants in Item 1.01 is incorporated herein by reference in its entirety.

On the Closing Date, pursuant to the Securities Purchase Agreements, we issued to the Investors Purchased Shares of 4,250,000 shares of our common stock and Warrants Shares underlying the Warrants exercisable into 2,125,000 shares of our common stock for total subscription proceeds of $8,500,000.

Pursuant to the terms of the Engagement Agreement, the Company also issued to the Placement Agent at the Closing Date warrants to purchase the number of shares of common stock of the Company equal to 6% of the aggregate number of Purchased Shares, which shall have the same terms, including exercise price and registration rights, as the Warrants issued to Investors in the Offering.

Issuance of securities to the Investors and the Placement Agent were not registered under the Securities Act of 1933 (the “Securities Act”). Such issuance of securities was exempt from registration under the safe harbor provided by Regulation D Rule 506 and Section 4(2) of the Securities Act. We made this determination in part based on the representations of Investors, which included, in pertinent part, that such Investors were an “accredited investor” as defined in Rule 501(a) under the Securities Act, and upon such further representations from the Investors that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor either alone or together with its representatives has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, and (d) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment.  Our determination is made based further upon our action of (a) making written disclosure to each Investor in the Securities Purchase Agreement prior to the closing of sale that the securities have not been registered under the Securities Act and therefore cannot be resold unless they are registered or unless an exemption from registration is available, (b) making writtendescriptions of the securities being offered, the use of the proceeds from the offering and any material changes in the Company’s affairs that are not disclosed in the documents furnished, and (c) placement of a legend on the certificate that evidences the securities stating that the securities have not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the securities, and upon such inaction of  the Company of any general solicitation or advertising for securities herein issued in reliance upon Regulation D Rule 506 and Section 4(2) of the Securities Act.

Item 9.01Financial Statement and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement

10.2	Form of Warrant.

10.3	Registration Rights Agreement

10.4	Engagement Agreement

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP INTERACTIVE, INC.
Date: January 20, 2011	By:	/s/ Clifford Lerner
Clifford Lerner
President Chief Executive Officer Chief Financial Officer